                                                               EXHIBIT 99.2
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 22, 2006
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Wachovia Bank, National
Association ("Wachovia") as master servicer (the "Master Servicer"), Midland
Loan Services, Inc. as special servicer (the "Special Servicer") and LaSalle
Bank National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 22, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), EHY Securities
(USA), LLC ("EHY"), Banc of America Securities LLC ("Banc of America"), Goldman,
Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("Morgan
Stanley"); Merrill Lynch, Countrywide Securities, EHY, Banc of America, Goldman
Sachs and Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such
Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of March 22, 2006 (the
"Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$889,005,476 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $2,141,833,152 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on March 30, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 99.9066% of the
Countrywide Mortgage Loan Balance as of the Cut-off Date, plus (ii) $4,159,702, which amount represents the amount of interest accrued on the Countrywide
Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The Mortgage Loan Schedule, as it
may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

            (i)     the original executed Mortgage Note for the subject Mortgage
      Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-1, Commercial Mortgage
      Pass-Through Certificates, Series 2006-1, or in blank;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
      Assignment of Leases (if such item is a document separate from the
      Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-1, Commercial Mortgage Pass-Through
      Certificates, Series 2006-1, or in blank;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-1, Commercial Mortgage Pass-Through Certificates, Series 2006-1, or
      in blank;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

                                        3

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-1, Commercial Mortgage Pass-Through Certificates, Series 2006-1, as
      assignee, or in blank;

            (ix)    an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x)     an original or copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan; and

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing

                                        4

Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller.

                                        5

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
      (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
      under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                                        6

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)     If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"),

                                        7

not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for
deposit into the Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s)
such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially
Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters

                                        8

immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the
Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the
Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to which there is any uncured
Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the
Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document
Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

                                        9

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related
Mortgagor,

                                       10

the cure payment made by the Seller shall be returned to the Seller.
Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage
Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for
the related Qualified Substitute Mortgage Loan(s) to the Custodian and the
Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master
Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special
Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master
Servicer and the Special Servicer shall release to the Seller any Escrow
Payments and Reserve Funds held by it in respect of such repurchased or deleted
Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

                                       11

            SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       12

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

                                       13

            (f)     One or more letters from the independent accounting firms of
Ernst & Young LLP and PriceWaterhouseCoopers LLP, in form satisfactory to the
Purchaser and relating to certain information regarding the Mortgage Loans and
Certificates as set forth in the Prospectus (as defined in Section 6(d) of this
Agreement) and Prospectus Supplement (as defined in Section 6(d) of this
Agreement), respectively; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of March 22, 2006, among the Seller, Merrill Lynch Mortgage Lending, Inc., Eurohypo AG, New York
Branch, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Agreement to Appointment of Master Servicer, dated as of
March 30, 2006, between the Seller and Wachovia, duly executed by such parties;

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his attention that would lead him to believe that the Specified Portions of the Free
Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has

                                       14

carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the
Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage
Loans" (insofar as the information contained in Annex A-1 relates to the
Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing
Prospectus, entitled "Certain Statistical Information Regarding the Mortgage
Loans" (insofar as the information contained in Annex A-2 relates to the
Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing
Prospectus entitled "Certain Characteristics Regarding Multifamily Properties"
(insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled
"Structural and Collateral Term Sheet" (insofar as the information contained in
Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Free Writing Prospectus (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors" and
"Description of the Mortgage Pool".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any

                                       15

such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors" and
"Description of the Mortgage Pool".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated March
14, 2006, and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated March 22, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated March 22, 2006.

            "Prospectus Supplement" means the prospectus supplement dated March
22, 2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means March 22, 2006, at 2:45PM.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of California not earlier than thirty (30)
days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing

                                       16

Date, and in the memorandum of understanding to which the Seller and the
Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to From 8-K. The Seller
shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically

                                       17

relating to the Seller, described under Items 1117 and 1119 of Regulation AB and
Item 1.03 to From 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the
reporting requirements with respect to the Trust under the Securities Exchange
Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section
9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange
Act of 1934, as amended.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN

                                       18

ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO EACH IRREVOCABLY WAIVE, TO
THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY
ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT
OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

                                       19

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PriceWaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the
Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       20

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                SELLER

                                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.

                                By:         /s/ Marlyn A. Marincas
                                    --------------------------------------------
                                    Name:  Marlyn A. Marincas
                                    Title: Senior Vice President

                                Address for Notices:

                                Countrywide Commercial Real Estate Finance, Inc.
                                4500 Park Granada CH-143
                                Calabasas, California 91302
                                Telecopier No.: (818) 225-4032
                                Telephone No.: (818) 225-4032
                                Attention: Marlyn Marincas

                                PURCHASER

                                MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                By:         /s/ George H. Kok
                                    --------------------------------------------
                                    Name:  George H. Kok
                                    Title: Vice President

                                Address for Notices:

                                Merrill Lynch Mortgage Investors, Inc.
                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080
                                Telecopier No.: (212) 449-7684
                                Telephone No.: (212) 449-3611
                                Attention: David M. Rodgers or Director, CMBS
                                Securitization

                                with a copy to:

                                Robert M. Denicola, Esq.
                                Merrill Lynch Mortgage Investors, Inc.
                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080
                                Telecopier No.: (212) 449-0265
                                Telephone No.: (212) 449-2916

                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in
March 2006, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                       I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) March 6, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv)
released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if

                                       I-3

it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable

                                       I-4

state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related
Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full.

                                       I-5

Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys'
fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing

                                       I-6

a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage
Loan, in an area identified in the Federal Register by the Flood Emergency
Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or
(2) the maximum amount of insurance available. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

                                       I-7

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or

                                       I-8

      encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or

                                       I-9

      (ii) to the payment of the outstanding principal balance of the Mortgage
      Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of

                                      I-10

interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially

                                      I-11

reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                                      I-12

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

                                      I-13

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted for filing and/or recording to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                                      I-14

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly

                                      I-15

operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related
Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable
Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

REP. 2      OWNERSHIP OF MORTGAGE LOANS

            With respect to Loan Nos. 7, 14, 96, and 141, Lightstone Portfolio,
Clinton Square, North Main Center - Rockford and Walgreens Tomball, the related borrower has given a tenant an option to purchase or a right of first refusal with respect to all or a portion of the related mortgaged property.

            With respect to Loan No. 107, 16812 Sherman Way, there is a deed restriction that runs with the related mortgaged property for the benefit of the
Housing Authority of Los Angeles, which gives the Housing Authority a right of first refusal to lease (i) three units at fair market value for low income tenants, and (ii) four-five units for low or moderate income tenants. There are currently no units at the property that fall under this right.

            With respect to Loan No. 117, Summit Marketplace, the original developer of the related mortgaged property entered into certain development agreements. The obligations under such agreements run with the related mortgaged property and impose certain repair obligations on the owner of the property.

REP. 6      MORTGAGE STATUS; WAIVERS AND MODIFICATIONS

            With respect to Loan 10, Prince Georges Center II, although no release has yet occurred, the property intended to be collateral was part of a larger parcel whose subdivision had not yet been filed at the time of Closing.
The definition of the "Property" was therefore revised to include the additional portion of the unsubdivided parcel, and the Loan Agreement provides for release of all of the parcel other than that initially intended to constitute the collateral upon filing of the subdivision (and satisfaction of other requirements).

REP. 7      CONDITION OF PROPERTY; CONDEMNATION

            With respect to Loan 90, Country Lakes Apartments, Unit numbers
47-52 were damaged by fire in November of 2005. Insurance coverage exists and said coverage is sufficient to affect the necessary repairs and maintenance. In addition, Seller has escrowed $271,000 with Escrow Agent pursuant to Escrow
Agreement. Said funds shall be transferred to Lender pursuant to the Loan
Agreement in the event that restoration is not complete within six months from the date of closing.

REP. 8      TITLE INSURANCE

            With respect to Loan 145, Sawtelle Place, the title policy does not contain a same as survey endorsement.

REP. 10     MORTGAGE PROVISIONS

            All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.

REP. 12     ENVIRONMENTAL CONDITIONS

            With respect to Loan 18, Colonial Mall Glynn Place, in the Mortgage
Loan documents, Mortgagor represents, warrants and covenants, as to itself and the Mortgaged Property: (a) other than as disclosed to the Lender in the environmental report delivered to Lender in connection with the Mortgage Loan, there are no hazardous substances or underground storage tanks in, on, or under the Mortgaged Property, except those that are both (i) in compliance with all environmental laws and with permits issued pursuant thereto and (ii) which do not require remediation; (b) to Mortgagor's knowledge there are no past, present or threatened releases of hazardous substances in, on, under, from or affecting the Mortgaged Property which have not been fully remediated in accordance with environmental laws; (c) to Mortgagor's knowledge there is no release or threat of any release of hazardous substances which has or is migrating to the
Mortgaged Property; (d) to Mortgagor's knowledge there is no past or present non-compliance with environmental laws, or with permits issued pursuant thereto, in connection with the Mortgaged Property which has not been fully remediated in accordance with environmental laws; (e) the Mortgagor does not know of, and has not received, any written notice (or with respect to governmental authorities any oral notice) from any person (including governmental authority) relating to hazardous substances at or related to the property or the remediation thereof, of possible liability of any person pursuant to any environmental law arising out of or related to the property, other environmental conditions in connection with the Mortgaged Property, or any actually or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) the
Mortgagor has truthfully and fully provided to the Lender, in writing, any and all information relating to conditions in, on, under or from the Mortgaged
Property that is known to the Mortgagor and that is contained in files and records of the Mortgagor, including, without limitation, any reports relating to hazardous substances in, on, under or from the Mortgaged Property and/or to the environmental condition of the Mortgaged Property.

            The Mortgagor and the environmental indemnitor are not obligated under the Mortgage Loan documents to indemnify the Lender or any other indemnified party to the extent that such losses are caused by Lender or any other indemnified party.

            With respect to Loan 124, Northridge Plaza, with respect to the indemnity, specific reference to "injuries" is not included.

            With respect to Loan 6, Lakewood Apartments, Borrower is required to implement an operations and maintenance plan for asbestos.

REP. 14     INSURANCE

            With respect to various Countrywide loans (other than any exceptions herein to the contrary), for so long as the Terrorism Risk Insurance Act of 2002
("TRIA") is in effect (including any extensions), the lender shall accept terrorism insurance which covers against "covered acts" as defined by TRIA. In addition, the Mortgagor may only be required to maintain

insurance covering for loss resulting from perils of terrorism and acts of terrorism to the extent such coverage is available at commercially reasonable rates.

            With respect to Loan 96 and 124, North Main Center and Northridge
Plaza, Borrower is obligated to obtain insurance to cover perils of terrorism and acts of terrorism so long as such coverage is commercially reasonably available, which means in this context that the coverage for terrorism and acts of terrorism required is available at an annual premium not exceeding 200% of the aggregate annual premiums for all other insurance coverages to be maintained by Borrower pursuant to the terms of the Loan Agreement.

            With respect to Loan 18, Colonial Mall Glynn Place, if and to the extent restoration proceeds are not required to be made available to Mortgagor under the Mortgage Documents, Lender is only entitled to apply such restoration proceeds to the full or partial payment or prepayment of amounts due under the
Mortgage Loan.

            With respect to Loan 11, Inglewood Park, the Mortgagor is required to maintain comprehensive general liability insurance, including contractual injury, bodily injury, broad form death and property damage liability against any and all claims, including all legal liability to the extent insurable imposed upon Mortgagor and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Mortgaged Property with a combined limit of not less than $2,000,000 in the aggregate and $1,000,000 per occurrence, plus
$10,000,000 umbrella coverage, plus motor vehicle liability coverage for all owned and non-owned vehicles (including, without limitation, rented and leased vehicles) containing minimum limits per occurrence, including umbrella coverage, of $1,000,000.

            With respect to Loan 116, Ashby Apartments, at all times during the term of the Loan, Trustor shall maintain, at its sole cost and expense, for the mutual benefit of Trustor and Beneficiary, the following policies of insurance:
(a) Insurance against any peril included within the classification "All Risks of
Physical Loss" with extended coverage in amounts at all times sufficient to prevent Trustor from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the greater of (i) the full insurable value of the Property, or (ii) the outstanding principal balance of the Loan (and in all cases where any of the
Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses under applicable laws, the policy referred to in this Section 5.1(a) must include "Ordinance and Law Coverage" in form and amount of coverage reasonably acceptable to Beneficiary); (b) comprehensive general liability insurance with a combined limit of not less than $2,000,000 in the aggregate and $1,000,000 per occurrence, plus umbrella coverage; (c)
statutory workers' compensation insurance; (d) business interruption and/or loss of "rental value" insurance for the Property in an amount equal to twelve (12)
months estimated gross Rents attributable to the Property and based on gross
Rents for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty; (e) If all or any portion of the Property is located within a federally designated flood hazard zone, flood insurance in an amount equal to the maximum allowed under the related federal flood insurance program;
and (f) such other insurance with respect to the Property against loss or damage as requested by Beneficiary provided such insurance is of the kind for risks from time to time customarily insured against and in such amounts as are generally required by institutional lenders

for properties comparable to the Property or which Beneficiary may deem necessary in its reasonable discretion.

            With respect to Loan 115, Walgreens 24th & Florin, pursuant to
Section 7.9 of the Loan Agreement, the tenant, Walgreen's may self insure in accordance with its Lease terms, so long as (i) Walgreen's investment grade credit rating, as issued by S&P, is "BBB+" or better, and (ii) Walgreen's shall not be in default under the Walgreen's Lease.

            REP. 17       LOCAL LAW COMPLIANCE

            With respect to Loan 11, Inglewood Park, one of the parcels comprising the Mortgaged Property is legal non-conforming as a result of having eight (8) parking spaces less than required by the applicable zoning code.
According to the zoning consultant's report, there is ample room to accommodate eight (8) additional parking spaces at the parcel.

            REP. 18       MATERIAL LEASEHOLD ESTATE

            With respect to Loan 118, Alii Sunset, the Ground Lease parcel is only 1 of the 3 parcels which comprise the Property. The Ground Lessor's
Estoppel Certificate was not obtained and as a result, the Ground Lessor did not confirm clause (iv), that is that the Ground Lease is in full force and effect and no material default exists under the Ground Lease. The Ground Lease is silent as to clause (viii) and does not state that it may not be amended or modified without the prior written consent of the mortgagee under the Mortgage
Loan and any such action without such consent is not binding on such mortgagee.
The other items listed above are true according to the Ground Lease.

            REP. 22       LEGAL PROCEEDINGS

            With respect to Loan 18, Colonial Mall-Glynn Place, according to the litigation schedule provided with the Acquisition and Contribution Agreement between borrower and seller:

            Mortgagor's predecessor in interest was Colonial Realty Limited
Partnership, defendant in the case Nancy Hart v. Colonial Glynn Place Mall,
Colonial Realty Limited Partnership, colonial Properties Trust, Civil Action No.
CE 03-0122-063 in the Superior Court of Glynn County, State of Georgia.
Plaintiff was carjacked in the parking lot of the shopping mall on August 2,
2001 and alleges, among other things, negligence on the part of defendant in failing to provide adequate security. The case has been inactive since December of 2004.

            There is also pending litigation with Mortgagor's predecessor in interest as defendant--a slip and fall that occurred on March 6, 2003.
Depositions have been taken, but no pre-trial date has been set.

            REP. 23       OTHER MORTGAGE LIENS

            With respect to Loan 75, Moon Valley Plaza, the borrower is permitted by the mortgage loan documents to obtain additional debt secured by a subordinate lien on the property, provided that the requirements of the related loan agreement have been satisfied.

            REP. 26       LICENSES AND PERMITS

            With respect to Loan 52, Da Vinci Court Apartments, the related borrower is currently operating the property pursuant to a Temporary Certificate of Occupancy. Pursuant to the Post Closing Deliveries Letter Agreement, Borrower
is required to obtain a permanent Certificate of Occupancy no later than May 31,
2006. Violation of the terms of the Post Closing Deliveries Letter Agreement, was added to the note as a full recourse event.

            Rep. 34       DUE-ON-SALE

            With respect to Loan 18, Colonial Mall-Glynn Place, Borrower will not allow any Transfer to occur other than the following Transfers (in each case provided that no Event of Default then exists) (each, a "Permitted Transfer"):

      (i)   Permitted Encumbrances (as defined in the Loan Agreement);

      (ii)  Leases which are not Material Leases, and Material Leases which have been approved or deemed approved by Lender in accordance with Section 5.7;

      (iii) Transfers of direct or indirect Equity Interests in Borrower which in the aggregate (excluding Permitted Transfers pursuant to Sections 6.1(a) and
(b) and Section 6.1(d) through (h)) during the term of the Loan (i) do not exceed forty-nine percent (49%) of the total direct or indirect legal or beneficial ownership interests in Borrower, (ii) do not result in any shareholder's, partner's, member's or other Person's interest in Borrower exceeding forty-nine percent (49%) of the total direct or indirect legal or beneficial ownership interests in Borrower if such shareholder's, partner's, member's or other person's interest did not exceed forty-nine percent (49%)
before said Transfer and (iii) do not result in a change in Control of Borrower;

      (iv)  Transfers of direct or indirect Equity Interest in Borrower which in the aggregate (excluding Permitted Transfers pursuant to Sections 6.1(a), (b), and (c) and Section 6.1(e) through (h)) during the term of the Loan (i) do exceed forty-nine percent (49%) of the total direct or indirect legal or beneficial ownership interests in Borrower, (ii) do result in any shareholder's, partner's, member's or other Person's interest in Borrower exceeding forty-nine percent (49%) of the total direct or indirect legal or beneficial ownership interests in Borrower if such shareholder's partner's, member's or other person's interest did not exceed forty-nine percent (49%) before said Transfer,
(iii) do result in a change of Control of the Borrower, or (iv) do result in a transfer of all or substantially all of the Property, in each case to another party (the "Transferee"), provided that in each case with respect to clauses
(i), (ii), (iii), and (iv), (A) Borrower shall pay to Lender a transfer fee in the amount of one quarter of one percent (.25%) of the then outstanding
Principal Indebtedness, (B) Borrower shall obtain the prior written consent of
Lender, not to be unreasonably withheld, (C) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Borrower, Transferee, and the replacement guarantors and indemnitors shall be reasonably satisfactory to Lender, (D) Borrower, Transferee, Guarantor and
the replacement guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by Lender or required by the Rating
Agencies, as the case may be, in form and substance reasonably satisfactory to
Lender or satisfactory to the Rating Agencies, as the case may be, in Lender's reasonable discretion or the Rating Agencies' discretion, as applicable
(including assumption

documents), (E) counsel to Transferee and the replacement guarantors and indemnitors shall deliver to Lender and the Rating Agencies opinion letters relating to such transfer (including tax and bankruptcy opinions) in form and substance reasonably satisfactory to Lender and satisfactory to the Rating
Agencies in Lender's reasonable discretion and the Rating Agencies' discretion,
(F) if the Property is transferred, Borrower shall deliver (or cause to be delivered) to Lender, an endorsement to Lender's title insurance policy relating to the change in the identity of the vestee and the execution and delivery of the transfer documentation in form and substance reasonably acceptable to
Lender, (G) Borrower pays all reasonable expenses incurred by Lender in connection with such Transfer, including Lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the applicable title company for the delivery to Lender of the endorsement referred to in clause (F)
above, and (H) if required by Lender, after a Secondary Market Transaction,
Lender shall have received a Rating Agency Confirmation with respect to such
Transfer (with respect to any proposed Transfer of Equity Interests pursuant to this Section 6.1(d), Lender's failure to respond to a request from Borrower for approval within thirty (30) days of the latter of (i) such receipt of such request and (ii) receipt of all information reasonably requested by Lender shall be deemed Lender's approval, provided that Borrower delivers to Lender a writing marked in bold lettering with the following: "LENDER'S RESPONSE IS REQUIRED
WITHIN 30 DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN
AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER" and the envelope containing the writing must be marked "PRIORITY" in bold letters);

      (v)   Transfers of Equity Interests in any company that is publicly traded on a nationally or internationally recognized stock exchange or has a class of
Equity Interests registered under the Securities Act of 1934, provided that such transfer does not result in a change of Control;

      (vi)  Transfers of (i) direct or indirect Equity Interests in the Borrower among the holders thereof as of the date hereof or to and among the Affiliates of such holders, provided that any Transfer to any Affiliate does not result in such Affiliate's Interest in Borrower exceeding forty-nine percent (49%) and does not result in a change of Control of Borrower, (ii) indirect Equity
Interests in Borrower, pursuant to a public offering on a nationally or internationally recognized stock exchange, provided no such Transfer results in a change in Control of Borrower], and (iii) direct or indirect Equity Interests in the Borrower to a Qualified Transferee (provided that immediately after such
Transfer is given effect, the Property is managed by a Qualified Manager), provided that in each case with respect to clauses (i), (ii), and (iii), (A)
Borrower gives notice to Lender, (B) Borrower pays all reasonable expenses incurred by Lender in connection with such Transfer, including Lender's reasonable attorneys fees and expenses, and (C) Borrower shall execute and deliver any and all documentation as may be reasonably required by Lender or required by the Rating Agencies, as the case may be, in form and substance reasonably satisfactory to Lender or satisfactory to the Rating Agencies, as the case may be, in Lender's reasonable discretion or the Rating Agencies'
discretion, as applicable; and further provided that in each case with respect to clauses (ii) and (iii) only, Borrower shall pay to Lender a transfer fee in the amount of one quarter of one percent (.25%) of the then outstanding
Principal Indebtedness;

      (vii) Transfers of a direct or indirect legal or beneficial ownership interest in Borrower that occurs by devise or bequest or by operation of law upon the death of a natural person that

was the holder of such interest to a member of the immediate family of such interest holder or a trust or family conservatorship established for the benefit of such immediate family member, provided that (i) Manager continues to be responsible for the management of the Property, and such transfer shall not result in a change of the day to day operations of the Property, (ii) Borrower shall give Lender notice of such transfer together with copies of all instruments effecting such transfer not less than ten (10) Business Days after the date of such transfer, and (iii) if such transfer would result in a change of Control of Borrower, Borrower shall have (A) obtained Lender's consent to such transfer within thirty (30) days after such transfer, which consent shall not be unreasonably withheld, conditioned, or delayed, and (B) if required by
Lender, if such Transfer occurs after a Secondary Market Transaction, Borrower, at Borrower's sole cost and expense, within thirty (30) days after such transfer, delivered (or cause to be delivered) to Lender a Rating Agency
Confirmation with respect to such Transfer and such opinion letters (including tax and bankruptcy opinions) in form and substance satisfactory to Lender and the Rating Agencies in their discretion, respectively, and (C) reimbursed Lender for all reasonable expenses incurred by Lender in connection with such Transfer;

     (viii) Inter vivos or testamentary Transfers of all or any portion of the direct or indirect Equity Interest in Borrower to (i) one or more immediate family members of the current holders of such Equity Interests (a "Current
Owner"), or (ii) a trust or other entity in which all of the beneficial interest is held by a Current Owner or one or more immediate family members of a Current
Owner; provided, that in each case (A) such Transfers is made in connection with a Current Owner's bona fide, good faith estate planning, (B) no change in
Control of Borrower results therefrom unless the provisions of Section 6.1(g)
have been satisfied, and (C) no such Transfer has an adverse effect on the bankruptcy remote status of Borrower under the requirements of any Rating
Agency. As used herein, "immediate family members" shall mean the spouse, children and grandchildren and any lineal descendants

            With respect to Loan 34, Himmarshee Landing, Borrower may transfer the Mortgaged Property or more than 49% of the equity interest in mortgagor provided (i) Mortgagor pays an assumption fee and all of lender's costs and expenses, (ii) the replacement borrower and guarantor are acceptable to lender,
(iii) Mortgagor delivers the requested legal opinions and rating agency and lender documentation, and (iv) a new loan policy or an endorsement to lender's existing title insurance policy.

            With respect to Loan 53, Hampton Inn, Garden Grove, Permitted
Transfers includes (provided no Event of Default then exists): (i) Permitted
Encumbrances (i.e. mortgage lien, government liens and permitted exceptions to title policy), (ii) Material Leases (where Rent payable thereunder exceeds ten percent (10%) of Rent payable under all Leases on the Property), (iii) Transfers of more than 49% total direct or indirect Equity Interests in Borrower or any direct or indirect Equity Interests that results in a change of Control or transfers of all or substantially all of the Property pursuant to the assumption requirements of the Mortgage Loan.

            With respect to Loan 117, Summit Marketplace, as agreed to in the loan application, as amended, and as set forth in Section 4.15 of the Deed of
Trust, provided that Gary J. Dragul or an entity benefiting Gary J. Dragul directly or indirectly holds at least ten percent of the beneficial ownership interests in the Borrower and maintains control of the Borrower,

Borrower shall be permitted to transfer direct and indirect ownership interests without Beneficiary's consent or approval. Borrower shall be permitted to transfer the property into a tenant-in-common structure; provided that (x)
Borrower shall have obtained Lender's consent to such transfer at least thirty
(30) days prior to such transfer, which consent shall not be unreasonably withheld; (y) Borrower and any new entities holding an ownership interest in the
Property agree to execute all such documents necessary in connection with such transfer, including but not limited to, new loan documents, modifications to existing loan documents, and a tenant in common agreement reasonably satisfactory to Lender, all at Borrower's sole expense; and (z) Gary J. Dragul or an entity benefiting Gary J. Dragul directly or indirectly holds at least ten percent of the beneficial ownership interests in the property.

            With respect to Loan 85, 132, 110, Junction Shoppes, 1638 Placentia
Avenue and Norco Town & Country Business Center, the related mortgagor may transfer the related property to a transferee, provided (i) lender approves transferee, replacement guarantors and indemnitors, (ii) required documentation of lender and rating agencies is executed, (iii) transferee's counsel shall deliver opinion letters relating to any transfer, and (iv) an endorsement is made to lender's title insurance policy.

            With respect to Loan 10, Prince Georges Center II, a "Permitted
Transfer" under the Loan Agreement shall also include:

      (a) Permitted Encumbrances (as defined in the Loan Agreement);

      (b) Leases which are not Material Leases (as defined in the Loan
          Agreement), and Material Leases which have been approved by Lender in accordance with Section 5.7 of the Loan Agreement;

      (c) Transfers of (i) more than forty-nine percent (49%) of the total direct or indirect Equity Interests in Borrower, or any indirect or direct Equity Interest that results in a change of Control of the
          Borrower, or (ii) all or substantially all of the Property, in each case to another party (the "Transferee"), provided that in each case with respect to clauses (i) and (ii), (A) Borrower shall pay to Lender a transfer fee in the amount of $25,000 in connection with the first such Transfer and a transfer fee in the amount of one percent (1%) of the Principal Indebtedness in connection with each subsequent
          Transfer, (B) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Borrower, Transferee, and the replacement guarantors and indemnitors shall be reasonably satisfactory to Lender, (C) Borrower,
          Transferee, Guarantor and the replacement guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by Lender or required by the Rating Agencies, as the case may be, in form and substance reasonably satisfactory to
          Lender or satisfactory to the Rating Agencies, as the case may be, in
          Lender's reasonable discretion or the Rating Agencies' discretion, as applicable (including assumption documents), (D) counsel to Transferee and the replacement guarantors and indemnitors shall deliver to Lender and the Rating Agencies opinion letters relating to such transfer
          (including tax and bankruptcy opinions) in form and substance reasonably satisfactory to Lender and satisfactory to the Rating
          Agencies in Lender's reasonable discretion and the Rating Agencies'
          discretion, (E) if the Property is transferred, Borrower shall deliver
          (or cause to

          be delivered) to Lender, an endorsement to Lender's title insurance policy relating to the change in the identity of the vestee and the execution and delivery of the transfer documentation in form and substance reasonably acceptable to Lender, (F) Borrower pays all reasonable, out-of-pocket expenses incurred by Lender in connection with such Transfer, including Lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the applicable title company for the delivery to Lender of the endorsement referred to in clause (E) above, and (G) if required by Lender, after a
          Secondary Market Transaction, Lender shall have received a Rating
          Agency Confirmation with respect to such Transfer; and

      (d) Transfers in the nature of a pledge by a new Single-Purpose Entity that will directly or indirectly own 100% of the Equity Interests in
          Borrower and SPE Equity Owner of its direct and/or indirect Equity
          Interest in Borrower and SPE Equity Owner (but not of any direct interest in the Property or any interest of SPE Equity Owner in
          Borrower) to a Permitted Mezzanine Lender as security for a loan to such Mezzanine Borrower provided that certain terms and conditions are satisfied.

            With respect to Loan 45, Pueblo Crossing, Borrower is entitled to transfer ownership interest of the property to various tenants in common on the condition it complies with Section 13.7 of the Loan Agreement.

            With respect to Loan 8, CNL-Cirrus MOB Portfolio Tranche II, a
"Permitted Transfer" under the Loan Agreement shall also include:

            Permitted Encumbrances (as defined in the Loan Agreement);

            Leases which are not Material Leases (as defined in the Loan
Agreement), and Material Leases which have been approved by Lender in accordance with Section 5.7 of the Loan Agreement;

            Transfers of (i) direct or indirect Equity Interests in Borrower, or any indirect or direct Equity Interest that results in a change of Control of the Borrower, or (ii) all or substantially all of the Property, in each case to another party (the "Transferee"), provided that in each case with respect to clauses (i) and (ii), (A) Borrower shall pay to Lender a transfer fee in the amount of one quarter of one percent (0.25%) of the Principal Indebtedness, (B)
either (x) the Transferee is a Qualified Transferee or (y) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Borrower, Transferee, and the replacement guarantors and indemnitors shall be reasonably satisfactory to Lender, (C)
Borrower, Transferee, Guarantor and the replacement guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by Lender or required by the Rating Agencies, as the case may be, in form and substance reasonably satisfactory to Lender or satisfactory to the
Rating Agencies, as the case may be, in Lender's reasonable discretion or the
Rating Agencies' discretion, as applicable (including assumption documents), (D)
counsel to Transferee and the replacement guarantors and indemnitors shall deliver to Lender and the Rating Agencies opinion letters relating to such transfer (including tax and bankruptcy opinions) in form and substance reasonably satisfactory to Lender and satisfactory to the Rating Agencies in
Lender's reasonable discretion and the Rating Agencies'

discretion , (E) if the Property is transferred, Borrower shall deliver (or cause to be delivered) to Lender, an endorsement to Lender's title insurance policy relating to the change in the identity of the vestee and the execution and delivery of the transfer documentation in form and substance reasonably acceptable to Lender, (F) Borrower pays all reasonable expenses incurred by
Lender in connection with such Transfer, including Lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the applicable title company for the delivery to Lender of the endorsement referred to in clause (E) above, and (G) if required by Lender, after a Secondary Market
Transaction, Lender shall have received a Rating Agency Confirmation with respect to such Transfer.

            With respect to Loan 49, Hilton Garden Inn Garden Grove, Permitted
Transfer includes (provided no Event of Default then exists); (i) Permitted
Encumbrances (i.e. mortgage lien, government liens and permitted exceptions to title policy), (ii) Material Leases (where Rent payable thereunder exceeds ten percent (10%) of Rent payable under all Leases on the Property), (iii) Transfers of more than 49% total direct or indirect Equity Interests in Borrower or any direct or indirect Equity Interests that results in a change of Control or transfers of all or substantially all of the Property pursuant to the assumption requirements of the Mortgage Loan.

            With respect to Loan 45, Pueblo Crossing, Borrower is entitled to transfer to tenants in common on the condition it complies with Section 13.7 of the Loan Agreement.

            With respect to all of Countrywide's loans in addition to the above stated exceptions, the Property may be transferred without the written consent of the Lender in sales of the entire Property to another party (the "Transferee
Borrower"), provided that prior to such sale the following conditions, among others, are met: (a) Borrower may be required to pay to lender a transfer fee,
(b) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee Borrower and the replacement guarantors and indemnitors shall be reasonably satisfactory to
Lender, (c) Borrower, Transferee Borrower, Guarantor and the replacement guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by Lender, in form and substance reasonably satisfactory to Lender in Lender's reasonable discretion (including, without limitation, assumption documents), (d) counsel to Transferee Borrower and the replacement guarantors and indemnitors shall deliver to Lender opinion letters relating to such transfer (including, without limitation, tax, bankruptcy and
REMIC opinions) in form and substance reasonably satisfactory to Lender in
Lender's reasonable discretion, and (e) Borrower pays all reasonable expenses incurred by Lender in connection with such transfer, including, without limitation, Lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to Lender of the endorsement referred to in clause (e) above.

            In addition Countrywide's loan documents generally provide that in determining whether the transfer of equity interests in Borrower is a permitted transfer not requiring Lender's prior consent, such determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests" (rather than solely a direct equity transfer in Borrower resulting in a change of control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of Borrower.
Also, the Countrywide loan documents permit transfers of non-material leases or material leases that are approved by lender.

            The following loans permit future mezzanine debt:

            (i) Prince Georges Center II, (ii) Inglewood Park, (iii) Colonial
Mall-Glynn Place, (iv) Pueblo Crossing, (v) International Promenade, (vi) 755
East Virginia Way, (vii) Cambridge Quail, (viii) 501 East Virginia Way and (ix)
Santee Galleria.

            The following loans have existing mezzanine debt:

            Jacobson Distribution, in the amount of $5,778,140

            With respect to Loans 15 and 13, Chastain Center and 100 Ashford
Place & Peachtree Ridge, there is a short term (90 day) mezzanine loan from
Countrywide (in the amounts of $5,679,500 and $6,183,107, respectively) to the sole member of Borrower which is secured by 100% of the sole member's equity interest in Borrower.

REP. 35     SINGLE PURPOSE ENTITY

            With respect to Loan 34, Himmarshee Landing, Borrower developed and owned 10 townhomes adjacent to the Mortgaged Property that were conveyed to a
3rd party affiliate the day of closing. A nonrecourse carveout was added for any loss or damage suffered due to Borrower's ownership of the townhomes.

            With respect to Loan 94, Times Square Retail Center, pursuant to
Borrower's execution of the Loan Agreement, Borrower is a single purpose entity.
However, due to the loan amount, SPE provisions in Borrower's organizational documents were waived.

REP. 37     TAX PARCELS

            With respect to Loan 102, Clark Office, application has been made for creation of a separate tax lot to be effective for the next tax year.

            With respect to Loan 106, Casa Grande Gateway, the Property is comprised of one or more parcels which as of origination date of the loan were not recognized by the taxing authority as separate tax lots from property owned by adjacent property owner(s). Pursuant to the Loan Agreement, Borrower is required to (a) apply to the appropriate taxing authority (and undertake whatever additional actions may be required by such taxing authority) so that separate tax parcel identification number(s) may be issued for the parcel(s)
comprising the Property and (b) submit written evidence of same to Lender.

REP. 43     RECOURSE

            With respect to Loan 18, Colonial Mall Glynn Place, Loan shall be recourse to the extent of any losses incurred by Lender arising out of or in connection with:

      (i)   fraud, intentional misrepresentation, or willful misconduct by
Borrower, or Guarantor in connection with the Loan;

      (ii)  the material breach of any material representation, warranty, covenant or indemnification provision in any Loan Document concerning environmental laws or hazardous

substances, and any indemnification of Lender with respect thereto contained in any Loan Document;

      (iii) any act of material physical waste of the Property or any material portion thereof, committed or permitted by Borrower or Guarantor through its gross negligence or willful misconduct, or, during the continuance of any Event of Default, the removal or disposal of any portion of the Property (except as otherwise permitted by the Loan Documents);

      (iv)  the misapplication (in contravention of the Loan Documents), misappropriation, or conversion by Borrower, Guarantor, or any affiliate of the foregoing of (A) any insurance proceeds paid by reason of any casualty, (B) any condemnation proceeds received in connection with any taking or (C) any rents or security deposits;

      (v)   any gross negligence or criminal act by Borrower or Guarantor that results in forfeiture, seizure, or loss of the Property or any material portion thereof;

      (vi)  any breach of Section 4.23 of the Loan Agreement; or

      (vii) an Event of Default occurs under Section 8.1(d) of the Loan
Agreement.

            Loan shall be fully recourse to Borrower in the event of:

Borrower files a voluntary petition, or the Property or any portion thereof becomes an asset in a voluntary bankruptcy or similar proceeding, under the U.S.
Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or
(2) Guarantor or any Affiliate, officer, director, or representative of Borrower or Guarantor consents to or colludes in the filing of, or Borrower consents to or colludes in the filing of, an involuntary petition under the U.S. Bankruptcy
Code or any other federal or state bankruptcy or insolvency law against
Borrower.

            Except to the extent that environmental Losses are caused by Lender or any other Indemnified Party, the environmental indemnitor and Borrower indemnifies Lender and other indemnified parties from losses directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any past, present, or threatened Release of Hazardous Substances in, on, above, under, from or affecting the Property or any remediation thereof;
(b) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (c) any misrepresentation or inaccuracy in any representation or warranty concerning
Hazardous Substances; and (d) any breach of the Environmental Indemnity
Agreement or the representations and covenants in the Loan Agreement.

            With respect to Loan 24, Breckenridge Park Portfolio, the recourse provisions in the Mortgage Loan documents with respect to waste and misappropriation of tenant security deposits, rent, insurance proceeds and condemnation awards provide that any such waste or misappropriation must be intentional in order for recourse liability to apply.

            With respect to Loan 129, Beloit Mall, the Guarantors are guarantors as to payment of the $ 900,000.00 pursuant to an Additional Guaranty which will be released upon

receipt of an estoppel in form acceptable to lender from Asia Buffet as long as these has been no event of default under the loan documents.

REP. 45     FEE SIMPLE INTEREST

            With respect to Loan 118, Alii Sunset, see representation 18 above for 1 out of the 3 parcels compromising the Property. The Borrower has a fee simple ownership of the remaining 2 parcels.

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
       WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

None.

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

None.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

  MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
  COUNTRYWIDE

                                                                                  PROPERTY
   LOAN #     PROPERTY NAME                                          ORIGINATOR   TYPE
   ------     -------------                                          ----------   ----

      6       Lakewood Apartments                                        CRF      Multifamily
      7       Lightstone Portfolio                                       CRF      Retail
    7.01      25th Street Plaza                                          CRF      Retail
    7.02      Monroe Plaza                                               CRF      Retail
    7.03      New Smyrna Beach Shopping Center                           CRF      Retail
    7.04      Mountainville Shopping Center                              CRF      Retail
    7.05      Martintown Plaza                                           CRF      Retail
    7.06      Birney Mall                                                CRF      Retail
    7.07      Shillington Plaza                                          CRF      Retail
    7.08      Cloud Springs Plaza                                        CRF      Retail
    7.09      Home Depot                                                 CRF      Retail
    7.10      Dunmore Plaza                                              CRF      Retail
    7.11      Kings Fairground Plaza                                     CRF      Retail
      8       CNL-Cirrus MOB Portfolio II                                CRF      Various
    8.01      Ballas Medical Plaza                                       CRF      Office
    8.02      North Texas Hospital                                       CRF      Other
    8.03      Osborn Medical Plaza                                       CRF      Office
    8.04      Baylor Health Center at Lake Ridge                         CRF      Office
    8.05      Midlothian Healthcare Center                               CRF      Office
    8.06      DeTar Health Center                                        CRF      Office
     10       Prince Georges Center II                                   CRF      Office
     11       Inglewood Park                                             CRF      Various
    11.01     Inglewood 2                                                CRF      Office
    11.02     Inglewood 1                                                CRF      Office
    11.03     Inglewood 6                                                CRF      Industrial
    11.04     Inglewood 5                                                CRF      Industrial
    11.05     Inglewood 4                                                CRF      Industrial
    11.06     Inglewood 7                                                CRF      Industrial
    11.07     Inglewood 3                                                CRF      Industrial
     13       Ashford Center & Peachtree Ridge                           CRF      Office
    13.01     Ashford Center                                             CRF      Office
    13.02     Peachtree Ridge                                            CRF      Office
     14       Clinton Square                                             CRF      Office
     15       Chastain Center                                            CRF      Office
     18       Colonial Mall Glynn Place                                  CRF      Retail
     19       Lullwater at Bass Apartments                               CRF      Multifamily
     20       U Stor It Self Storage Portfolio                           CRF      Self Storage
    20.01     2740 West 79th Street                                      CRF      Self Storage
    20.02     1344 West 105th Street                                     CRF      Self Storage
    20.03     1001 East 87th Street                                      CRF      Self Storage
    20.04     1798 and 1800 Busse Highway                                CRF      Self Storage
     24       Breckenridge Park Portfolio                                CRF      Industrial
    24.01     Breckenridge I-III                                         CRF      Industrial
    24.02     Breckenridge IV-V                                          CRF      Industrial
     26       Guardian Self Storage                                      CRF      Self Storage
    26.01     Storage I (CA)                                             CRF      Self Storage
    26.02     Self Storage HR                                            CRF      Self Storage
    26.03     Self Storage WD                                            CRF      Self Storage
    26.04     Self Storage III (SM)                                      CRF      Self Storage
     27       Jacobson Distribution                                      CRF      Industrial
    27.01     Jacobson Distribution 1                                    CRF      Industrial
    27.02     Jacobson Distribution 2                                    CRF      Industrial
     30       Southdown Pavilion                                         CRF      Multifamily
     34       Himmarshee Landing                                         CRF      Office
     36       Singleton Square                                           CRF      Retail
     37       Hilton Salt Lake City Airport                              CRF      Hospitality
     39       FNBA - Fountainhead Building                               CRF      Office
     42       Southern California Ground Lease Portfolio                 CRF      Other
    42.01     Buckingham Heights Business Park                           CRF      Other
    42.02     Watt Leed Distribution Facility                            CRF      Other
    42.03     Culver Marina                                              CRF      Other
    42.04     McConnell Marina                                           CRF      Other
     45       Pueblo Crossing                                            CRF      Retail
     46       Augusta Corporate Park                                     CRF      Office
     49       Hilton Garden Inn Garden Grove                             CRF      Hospitality
     50       Widewaters Commons                                         CRF      Retail
     51       60 East Lake                                               CRF      Other
     52       Da Vinci Court Apartments                                  CRF      Multifamily
     53       Hampton Inn & Suites Garden Grove                          CRF      Hospitality
     55       555 West Beech Street                                      CRF      Office
     61       Crenshaw Medical Arts Center                               CRF      Office
     66       State Street Business Park                                 CRF      Office
     67       934 South Los Angeles Street                               CRF      Retail
     68       Bond Hotel Master Leases                                   CRF      Other
     70       Baggett Office & Shaw #2 Warehouse                         CRF      Industrial
     71       International Promenade                                    CRF      Retail
     72       Centennial Pavilion                                        CRF      Retail
     73       755 East Virginia Way                                      CRF      Multifamily
     74       R & R Plaza                                                CRF      Office
     75       Moon Valley Plaza                                          CRF      Retail
     79       Cambray Park                                               CRF      Multifamily
     81       Cambridge Quail                                            CRF      Office
     83       Generations Medical Center                                 CRF      Office
     85       Junction Shoppes                                           CRF      Retail
     86       1963 Grand Concourse                                       CRF      Office
     87       501 East Virginia Way                                      CRF      Multifamily
     88       San Leandro Medical Office                                 CRF      Office
     89       Rainbow Diablo Medical Building                            CRF      Office
     90       Country Lakes Apartments                                   CRF      Multifamily
     91       McCar Homes                                                CRF      Office
     92       Cheyenne Fountains                                         CRF      Retail
     94       Times Square Retail Center                                 CRF      Retail
     95       Palmdale Meadows and 12th Street Courtyard East Apartments CRF      Multifamily
    95.01     Palmdale Meadows Apartments                                CRF      Multifamily
    95.02     12th Street Courtyard East                                 CRF      Multifamily
     96       North Main Center - Rockford                               CRF      Retail
     99       Hunters Point Apartments                                   CRF      Multifamily
     100      Santee Galleria                                            CRF      Retail
     102      Clark Office Building                                      CRF      Office
     104      Hickory Hill Estates                                       CRF      Multifamily
     106      Casa Grande Gateway                                        CRF      Retail
     107      16812 Sherman Way                                          CRF      Multifamily
     109      Eastern Boulevard Plaza                                    CRF      Retail
     110      Norco Town & Country Business Center                       CRF      Industrial
     111      Westlake Professional Center                               CRF      Office
     112      1318-1332 Wilshire                                         CRF      Retail
     115      Walgreens 24th & Florin                                    CRF      Retail
     116      Ashby Apartments                                           CRF      Multifamily
     117      Summit Marketplace                                         CRF      Retail
     118      Alii Sunset Plaza                                          CRF      Retail
     119      Rancho Plaza - Thousand Oaks                               CRF      Office
     120      Woodley Towers                                             CRF      Multifamily
     124      Northridge Plaza                                           CRF      Retail
     126      2823 Bristol                                               CRF      Office
     128      Telegraph Avenue Medical Office Building                   CRF      Office
     129      Beloit Mall                                                CRF      Retail
     132      1638 Placentia Avenue                                      CRF      Industrial
     133      Osco Drug Tucson - Sunrise                                 CRF      Retail
     134      Osco Drug Tucson - Broadway                                CRF      Retail
     136      4120-4160 Kingsley Apartments                              CRF      Multifamily
     137      861 South Catalina Street                                  CRF      Multifamily
     138      Storage Plus - Sandy                                       CRF      Self Storage
     141      Walgreens Tomball                                          CRF      Retail
     144      Starbucks - Verizon                                        CRF      Retail
     145      Sawtelle Place                                             CRF      Retail
     148      Victorville Pavilion Shops                                 CRF      Retail
     149      Lakeside Apartments                                        CRF      Multifamily
     151      Off Broadway Plaza                                         CRF      Office
     152      Meadow View Mobile Home Park                               CRF      Manufactured Housing

   LOAN #    STREET ADDRESS                                              CITY                                     COUNTY
   ------    --------------                                              ----                                     ------

      6      515 John Muir Drive                                         San Francisco                            San Francisco
      7      Various                                                     Various                                  Various
    7.01     2463 Nazareth Road                                          Easton                                   Northampton
    7.02     51 North 3rd Avenue                                         Stroudsburg                              Monroe
    7.03     1421 South Dixie Freeway                                    New Smryna Beach                         Volusia
    7.04     1604 South 4th Street                                       Allentown                                Lehigh
    7.05     415 East Marintown Road                                     North Augusta                            Aiken
    7.06     3409 Birney Avenue                                          Moosic                                   Lackawanna
    7.07     1 Parkside Avenue                                           Reading                                  Berks
    7.08     1800 Lafayette Road                                         Fort Oglethorpe                          Catoosa
    7.09     3489 Ross Clark Circle                                      Dothan                                   Houston
    7.10     1400 Monroe Avenue                                          Dunmore                                  Lackawanna
    7.11     101 Piney Forest Road                                       Danville                                 Pittsylvania
      8      Various                                                     Various                                  Various
    8.01     450 North New Ballas Road                                   Creve Coeur                              St. Louis
    8.02     2801 Mayhill Road                                           Denton                                   Denton
    8.03     3320 and 3330 North 2nd Street                              Phoenix                                  Maricopa
    8.04     4927 Lake Ridge Parkway                                     Grand Prairie                            Tarrant
    8.05     1441 South Midlothian Parkway                               Midlothian                               Ellis
    8.06     4204 North Laurent Street                                   Victoria                                 Victoria
     10      3700 East West Highway                                      Hyattsville                              Prince George's
     11      Various                                                     Largo                                    Prince George's
    11.01    1801 McCormick Drive                                        Largo                                    Prince George's
    11.02    9200 Basil Court                                            Largo                                    Prince George's
    11.03    1220 Caraway Court                                          Largo                                    Prince George's
    11.04    1441 McCormick Drive                                        Largo                                    Prince George's
    11.05    1601 McCormick Drive                                        Largo                                    Prince George's
    11.06    1221 Caraway Court                                          Largo                                    Prince George's
    11.07    9301 Peppercorn Place                                       Largo                                    Prince George's
     13      Various                                                     Various                                  Various
    13.01    100 Ashford Center North                                    Atlanta                                  DeKalb
    13.02    3500 Parkway Lane                                           Norcross                                 Gwinnett
     14      75 South Clinton Avenue                                     Rochester                                Monroe
     15      60, 100, 200, 300, 400 and 500 Chastain Center Boulevard    Kennesaw                                 Cobb
     18      100 Mall Boulevard                                          Brunswick                                Glynn
     19      1644 Bass Road                                              Macon                                    Bibb
     20      Various                                                     Various                                  Cook
    20.01    2740 West 79th Street                                       Chicago                                  Cook
    20.02    1344 West 105th Street                                      Chicago                                  Cook
    20.03    1001 East 87th Street                                       Chicago                                  Cook
    20.04    1798 and 1800 Busse Highway                                 Des Plaines                              Cook
     24      Various                                                     Tampa                                    Hillsborough
    24.01    5905, 5907, 5909, 5910, 5911 and 5912 Breckenridge Parkway  Tampa                                    Hillsborough
    24.02    5802, 5803, 5805, 5807 and 5906 Breckenridge Parkway        Tampa                                    Hillsborough
     26      Various                                                     Various                                  Allegheny
    26.01    5873 Centre Avenue                                          Pittsburgh                               Allegheny
    26.02    350 Old Haymaker Road                                       Monroeville                              Allegheny
    26.03    1002 East Waterfront Drive                                  Munhall                                  Allegheny
    26.04    750 South Millvale Avenue                                   Pittsburgh                               Allegheny
     27      Various                                                     Various                                  Various
    27.01    2401 and 2501 Expedition Court                              Sioux City                               Woodbury
    27.02    1650 21st Street                                            LeMars                                   Plymouth
     30      3166 Highway 315                                            Houma                                    Terrebonne
     34      1200 East Las Olas                                          Fort Lauderdale                          Broward
     36      6050 Singleton Road                                         Norcross                                 Gwinnett
     37      5151 Wiley Post Way                                         Salt Lake City                           Salt Lake
     39      1665 West Alameda Drive                                     Tempe                                    Maricopa
     42      Various                                                     Various                                  Los Angeles
    42.01    5601-5731 Slauson Avenue                                    Culver City                              Los Angeles
    42.02    350 South Ranger Avenue                                     Brea                                     Orange
    42.03    4943 McConnell Avenue                                       Los Angeles                              Los Angeles
    42.04    4935 McConnell Avenue                                       Los Angeles                              Los Angeles
     45      5737-5848 North Elizabeth Street                            Pueblo                                   Pueblo
     46      1481, 1485, and 1489 West Warm Springs Road                 Henderson                                Clark
     49      11777 Harbor Boulevard                                      Garden Grove                             Orange
     50      Routes 119 and 201                                          Connellsville                            Fayette
     51      60 East Lake Street                                         Chicago                                  Cook
     52      1666 Da Vinci Court                                         Davis                                    Yolo
     53      11747 Harbor Boulevard                                      Garden Grove                             Orange
     55      555 West Beech Street                                       San Diego                                San Diego
     61      3756 Santa Rosalia Drive                                    Los Angeles                              Los Angeles
     66      300 West Textile Road                                       Pittsfield                               Washtenaw
     67      934 South Los Angeles Street                                Los Angeles                              Los Angeles
     68      308 Asylum Street                                           Hartford                                 Hartford
     70      3100 and 3132 1st Avenue                                    Birmingham                               Jefferson
     71      4951 West Irlo Bronson Memorial Highway                     Kissimmee                                Osceola
     72      7830 and 7800 West Ann Road                                 Las Vegas                                Clark
     73      755 East Virginia Way                                       Barstow                                  San Bernardino
     74      8064 West Sahara Avenue                                     Las Vegas                                Clark
     75      13414-13466 North 7th Street, 402-428 and 502 East
             Thunderbird Road                                            Phoenix Road                             Maricopa
     79      13700 East 5th Circle                                       Aurora                                   Arapahoe
     81      1601-1681 East Flamingo Road                                Las Vegas                                Clark
     83      6301 South McClintock Drive                                 Tempe                                    Maricopa
     85      183 West Apache Trail                                       Apache Junction                          Pinal
     86      1963 Grand Concourse                                        Bronx                                    Bronx
     87      501 East Virginia Way                                       Barstow                                  San Bernardino
     88      13851 East 14th Street                                      San Leandro                              Alameda
     89      5495 South Rainbow Boulevard                                Las Vegas                                Clark
     90      2714 Ridgewood Avenue                                       Sanford                                  Seminole
     91      4125 Old Milton Parkway                                     Alpharetta                               Fulton
     92      7450 West Cheyenne Avenue                                   Las Vegas                                Clark
     94      4012, 4016, 4020 South Rainbow and 6820 West Flamingo
             Road                                                        Las Vegas                                Clark
     95      Various                                                     Palmdale                                 Los Angeles
    95.01    1617 East Avenue R                                          Palmdale                                 Los Angeles
    95.02    38675 and 38707 12th Street East                            Palmdale                                 Los Angeles
     96      NWC of North Main Street and Riverside Boulevard            Rockford                                 Winnebago
     99      1422 Hunter's Point Drive                                   Zionsville                               Boone
     100     1048 Santee Street                                          Los Angeles                              Los Angeles
     102     5111 & 5131 South Ridgewood Avenue                          Port Orange                              Volusia
     104     427 Mill Road                                               East Aurora                              Erie
     106     1659 East Florence Boulevard                                Casa Grande                              Pinal
     107     16812 Sherman Way                                           Van Nuys                                 Los Angeles
     109     2424 Eastern Boulevard                                      York                                     York
     110     1780, 1790 and 1880 Town & Country Drive                    Norco                                    Riverside
     111     3180 Willow Lane                                            Thousand Oaks                            Ventura
     112     1318-1332 Wilshire Boulevard                                Santa Monica                             Los Angeles
     115     7155 24th Street                                            Sacramento                               Sacramento
     116     800-808 South Hobart Boulevard                              Los Angeles                              Los Angeles
     117     385 Crossing Drive                                          Lafayette                                Boulder
     118     75-5799 Alii Drive                                          Kailua Kona                              Hawaii
     119     60 and 100 Rancho Road                                      Thousand Oaks                            Ventura
     120     8614 Woodley Avenue                                         North Hills                              Los Angeles
     124     2934 North Hills Street                                     Meridian                                 Lauderdale
     126     2823-2835 South Bristol Street                              Santa Ana                                Orange
     128     3017 Telegraph Avenue                                       Berkeley                                 Alameda
     129     2787 Milwaukee Road                                         Beloit                                   Rock
     132     1638 Placentia Avenue                                       Costa Mesa                               Orange
     133     6895 East Sunrise Drive                                     Tucson                                   Pima
     134     7449 East Broadway Boulevard                                Tucson                                   Pima
     136     4120-4160 Kinsley Street                                    Montclair                                San Bernardino
     137     861 South Catalina Street                                   Los Angeles                              Los Angeles
     138     8411 South State Street                                     Sandy                                    Salt Lake
     141     28426 State Highway 249                                     Tomball                                  Harris
     144     13780-13890 Wade Hamilton Boulevard                         Greer                                    Greenville
     145     1638-1640 Sawtelle Place                                    Los Angeles                              Los Angeles
     148     14190 Bear Valley Road                                      Victorville                              San Bernardino
     149     112 South Little Flower                                     El Paso                                  El Paso
     151     305 17th Avenue SW                                          Minot                                    Ward
     152     2384 State Route 350                                        Macedon                                  Wayne

                                        CUT-OFF DATE       ORIGINAL          IO MONTHLY           IO ANNUAL
   LOAN #       STATE       ZIP CODE     BALANCE ($)      BALANCE ($)     DEBT SERVICE ($)     DEBT SERVICE ($)
   ------       -----       --------    ------------     ------------     ----------------     ----------------

      6          CA            94132      62,300,000       62,300,000      285,296.50          3,423,558.06
      7        Various       Various      59,165,938       59,350,000
    7.01         PA            18042      13,889,790       13,933,000
    7.02         PA            18360       7,950,267        7,975,000
    7.03         FL            32816       6,255,539        6,275,000
    7.04         PA            18103       6,096,745        6,115,712
    7.05         SC            29841       5,857,242        5,875,464
    7.06         PA            18507       5,582,633        5,600,000
    7.07         PA            19607       4,810,036        4,825,000
    7.08         GA            30742       3,474,192        3,485,000
    7.09         AL            36303       3,233,447        3,243,506
    7.10         PA            18509       1,420,291        1,424,709
    7.11         VA            24540         595,756          597,609
      8        Various       Various      56,330,000       56,330,000      266,000.82          3,192,009.86
    8.01         MO            63141      19,670,000       19,670,000
    8.02         TX            76208      15,730,000       15,730,000
    8.03         AZ            85012       7,865,000        7,865,000
    8.04         TX            75050       5,135,000        5,135,000
    8.05         TX            76065       5,135,000        5,135,000
    8.06         TX            77901       2,795,000        2,795,000
     10          MD            20782      43,360,868       43,500,000
     11          MD            20774      43,300,000       43,300,000      218,409.41          2,620,912.92
    11.01        MD            20774      10,425,000       10,425,000
    11.02        MD            20774      10,285,000       10,285,000
    11.03        MD            20774       5,850,000        5,850,000
    11.04        MD            20774       4,560,000        4,560,000
    11.05        MD            20774       4,300,000        4,300,000
    11.06        MD            20774       4,300,000        4,300,000
    11.07        MD            20774       3,580,000        3,580,000
     13          GA          Various      30,915,000       30,915,000      148,363.38          1,780,360.50
    13.01        GA            30338      15,494,216       15,494,216
    13.02        GA            30092      15,420,784       15,420,784
     14          NY            14604      30,000,000       30,000,000      150,815.97          1,809,791.67
     15          GA            30144      28,399,000       28,399,000      136,048.96          1,632,587.51
     18          GA            31525      22,888,004       23,000,000
     19          GA            31210      21,750,000       21,750,000       96,110.33          1,153,323.96
     20          IL          Various      21,270,000       21,270,000      103,514.00          1,242,168.00
    20.01        IL            60652       8,030,000        8,030,000
    20.02        IL            60643       5,220,000        5,220,000
    20.03        IL            60619       4,120,000        4,120,000
    20.04        IL            60016       3,900,000        3,900,000
     24          FL            33404      17,600,000       17,600,000       84,612.41          1,015,348.89
    24.01        FL            33404      11,880,000       11,880,000
    24.02        FL            33404       5,720,000        5,720,000
     26          PA          Various      17,500,000       17,500,000       85,018.81          1,020,225.69
    26.01        PA            15206       7,600,000        7,600,000
    26.02        PA            15146       4,900,000        4,900,000
    26.03        PA            15120       3,600,000        3,600,000
    26.04        PA            15213       1,400,000        1,400,000
     27          IA          Various      16,961,215       17,000,000
    27.01        IA            51111      13,180,052       13,210,191
    27.02        IA            51031       3,781,163        3,789,809
     30          LA            70360      14,900,000       14,900,000       69,240.16           830,881.94
     34          FL            33301      14,250,000       14,250,000       69,470.40           833,644.79
     36          GA            30093      13,450,000       13,450,000       64,888.47           778,661.60
     37          UT            84116      13,425,000       13,425,000       67,717.01           812,604.06
     39          AZ            85282      13,175,383       13,200,000
     42          CA          Various      12,469,946       12,500,000
    42.01        CA            90230       9,389,221        9,411,850
    42.02        CA            92821       1,265,934        1,268,985
    42.03        CA            90066         924,472          926,700
    42.04        CA            90066         890,319          892,465
     45          CO            81008      11,800,000       11,800,000       56,329.98           675,959.72
     46          NV            89014      11,456,250       11,456,250       54,592.21           655,106.56
     49          CA            92840      10,776,126       10,800,000
     50          PA            15425      10,600,000       10,600,000       48,720.74           584,648.89
     51          IL            60601      10,050,000       10,050,000       47,636.30           571,635.63
     52          CA            95616       9,900,000        9,900,000       44,165.00           529,980.00
     53          CA            92840       9,678,558        9,700,000
     55          CA            92101       9,500,000        9,500,000       44,708.28           536,499.31
     61          CA            90008       8,373,133        8,400,000
     66          MI            48108       7,800,000        7,800,000       38,355.42           460,265.00
     67          CA            90015       7,475,556        7,500,000
     68          CT             6103       7,000,000        7,000,000
     70          AL            35233       6,836,831        6,860,000
     71          FL            34746       6,800,000        6,800,000       34,299.86           411,598.33
     72          NV            89149       6,755,000        6,755,000       31,675.79           380,109.48
     73          CA            92311       6,577,349        6,600,000
     74          NV            89117       6,539,400        6,539,400       29,283.49           351,401.93
     75          AZ            85022       6,525,000        6,525,000       30,431.88           365,182.50
     79          CO            80011       6,300,000        6,300,000       28,743.75           344,925.00
     81          NV            89119       6,185,762        6,200,000
     83          AZ            85283       6,100,000        6,100,000       29,403.20           352,838.40
     85          AZ            85220       6,000,000        6,000,000       27,456.11           329,473.33
     86          NY            10453       5,991,986        6,000,000
     87          CA            92311       5,979,545        6,000,000
     88          CA            94578       5,900,000        5,900,000       28,763.18           345,158.19
     89          NV            89118       5,880,000        5,880,000       27,473.35           329,680.17
     90          FL            32773       5,821,989        5,835,000
     91          GA            30005       5,732,890        5,750,000
     92          NV            89149       5,590,000        5,590,000       26,996.85           323,962.24
     94          NV            89103       5,500,000        5,500,000
     95          CA            93550       5,300,000        5,300,000
    95.01        CA            93550       2,835,000        2,835,000
    95.02        CA            93550       2,465,000        2,465,000
     96          IL            60187       5,290,023        5,320,000
     99          IN            46077       5,000,000        5,000,000       24,122.11           289,465.28
     100         CA            90015       4,976,791        5,000,000
     102         FL    32127 & 32174       4,933,957        4,950,000
     104         NY            14052       4,754,148        4,800,000
     106         AZ            85222       4,382,597        4,410,000
     107         CA            91406       4,300,000        4,300,000       19,764.07           237,168.89
     109         PA            17402       4,150,000        4,150,000       19,355.14           232,261.67
     110         CA            92860       4,000,000        4,000,000       18,959.72           227,516.67
     111         CA            91361       3,944,708        3,950,000
     112         CA            90403       3,827,326        3,840,000
     115         CA            95822       3,695,564        3,700,000
     116         CA            90005       3,550,000        3,550,000       17,336.66           208,039.86
     117         CO            80026       3,500,000        3,500,000       17,003.76           204,045.14
     118         HI            96740       3,488,405        3,500,000
     119         CA            91362       3,400,000        3,400,000       16,776.48           201,317.78
     120         CA            91343       3,350,000        3,350,000       14,916.42           178,997.01
     124         MS            39305       3,076,895        3,100,000
     126         CA            92704       2,937,225        2,950,000
     128         CA            94705       2,700,000        2,700,000       13,048.75           156,585.00
     129         WI            53511       2,696,416        2,700,000
     132         CA            92627       2,400,000        2,400,000       11,375.83           136,510.00
     133         AZ            85750       2,396,798        2,400,000
     134         AZ            85710       2,097,198        2,100,000
     136         CA            91763       1,995,459        2,000,000
     137         CA            90005       1,993,699        2,000,000
     138         UT            84070       1,956,630        1,965,000
     141         TX            77375       1,845,948        1,850,000
     144         SC            29650       1,700,000        1,700,000        7,942.97            95,315.69
     145         CA            90025       1,697,729        1,700,000
     148         CA            92392       1,450,000        1,450,000        7,179.18            86,150.14
     149         TX            79915       1,312,440        1,330,000
     151         ND            58701       1,073,572        1,075,000
     152         NY            14502         996,219        1,000,000

  MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
  COUNTRYWIDE

          MONTHLY P&I DEBT        ANNUAL P&I DEBT      INTEREST        PRIMARY            MASTER            TRUSTEE AND
  LOAN #     SERVICE ($)             SERVICE ($)         RATE %      SERVICING FEE     SERVICING FEE       PAYING AGENT FEE
  ------    -----------             -----------         ------      -------------     -------------       ----------------

     6       350,611.86            4,207,342.32         5.4200         0.0100             0.0100               0.0010
     7       349,107.69            4,189,292.28         5.8230         0.0100             0.0100               0.0010
   7.01
   7.02
   7.03
   7.04
   7.05
   7.06
   7.07
   7.08
   7.09
   7.10
   7.11
     8       322,988.07            3,875,856.88         5.5890         0.0100             0.0100               0.0010
   8.01
   8.02
   8.03
   8.04
   8.05
   8.06
    10       251,372.62            3,016,471.44         5.6600         0.0100             0.0100               0.0010
    11       258,770.82            3,105,249.84         5.9700         0.0100             0.0100               0.0010
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
    13       179,039.16            2,148,469.92         5.6800         0.0100             0.0100               0.0010
   13.01
   13.02
    14       178,901.91            2,146,822.92         5.9500         0.0100             0.0100               0.0010
    15       164,288.42            1,971,461.04         5.6700         0.0100             0.0100               0.0010
    18       137,859.54            1,654,314.48         5.2524         0.0100             0.0100               0.0010
    19       119,835.02            1,438,020.24         5.2300         0.0100             0.0100               0.0010
    20       127,635.84            1,531,630.08         5.7600         0.0100             0.0100               0.0010
   20.01
   20.02
   20.03
   20.04
    24       102,038.97            1,224,467.64         5.6900         0.0100             0.0100               0.0010
   24.01
   24.02
    26       102,125.25            1,225,503.00         5.7500         0.0100             0.0100               0.0010
   26.01
   26.02
   26.03
   26.04
    27       98,345.12             1,180,141.44         5.6700         0.0100             0.0100               0.0010
   27.01
   27.02
    30       84,600.56             1,015,206.72         5.5000         0.0100             0.0100               0.0010
    34       83,340.27             1,000,083.24         5.7700         0.0100             0.0100               0.0010
    36       78,149.11              937,789.32          5.7100         0.0100             0.0100               0.0010
    37       80,230.91              962,770.92          5.9700         0.0100             0.0100               0.0010
    39       80,980.74              971,768.88          5.4900         0.0100             0.0100               0.0010
    42       69,801.71              837,620.52          5.3500         0.0100             0.0100               0.0010
   42.01
   42.02
   42.03
   42.04
    45       68,113.82              817,365.84          5.6500         0.0100             0.0100               0.0010
    46       66,057.17              792,686.04          5.6400         0.0100             0.0100               0.0010
    49       63,803.27              765,639.24          5.8630         0.0100             0.0100               0.0010
    50       59,787.21              717,446.52          5.4400         0.0100             0.0100               0.0010
    51       57,758.33              693,099.96          5.6100         0.0100             0.0100               0.0010
    52       54,852.27              658,227.24          5.2800         0.0100             0.0100               0.0010
    53       57,304.79              687,657.48          5.8630         0.0100             0.0100               0.0010
    55       54,357.92              652,295.04          5.5700         0.0100             0.0100               0.0010
    61       48,540.92              582,491.04          5.6600         0.0100             0.0100               0.0010
    66       45,866.13              550,393.56          5.8200         0.0100             0.0100               0.0010
    67       42,866.94              514,403.28          5.5600         0.0100             0.0100               0.0010
    68       44,100.92              529,211.04          5.7650                            0.0100               0.0010
    70       38,392.65              460,711.80          5.3700         0.0100             0.0100               0.0010
    71       40,638.37              487,660.44          5.9700         0.0100             0.0100               0.0010
    72       38,566.32              462,795.84          5.5500         0.0100             0.0100               0.0010
    73       36,584.56              439,014.72          5.2840         0.0100             0.0100               0.0010
    74       36,313.59              435,763.08          5.3000         0.0100             0.0100               0.0010
    75       37,130.15              445,561.80          5.5200         0.0100             0.0100               0.0010
    79       35,376.44              424,517.28          5.4000         0.0100             0.0100               0.0010
    81       35,710.27              428,523.24          5.6300         0.0100             0.0100               0.0010
    83       35,423.76              425,085.12          5.7050         0.0100             0.0100               0.0010
    85       33,751.80              405,021.60          5.4160         0.0100             0.0100               0.0010
    86       35,780.38              429,364.56          5.9500         0.0100             0.0100               0.0010
    87       33,392.84              400,714.08          5.3200         0.0100             0.0100               0.0010
    88       34,505.80              414,069.55          5.7700         0.0100             0.0100               0.0010
    89       33,496.75              401,961.00          5.5300         0.0100             0.0100               0.0010
    90       34,274.21              411,290.52          5.8100         0.0100             0.0100               0.0010
    91       34,622.17              415,466.04          6.0400         0.0100             0.0100               0.0010
    92       32,501.09              390,013.08          5.7160         0.0100             0.0100               0.0010
    94       32,552.15              390,625.80          5.8800         0.0100             0.0100               0.0010
    95       31,640.01              379,680.12          5.9600         0.0100             0.0100               0.0010
   95.01
   95.02
    96       29,377.24              352,526.88          5.2500         0.0100             0.0100               0.0010
    99       29,051.71              348,620.52          5.7100         0.0100             0.0100               0.0010
    100      27,517.35              330,208.20          5.2200         0.0100             0.0100               0.0010
    102      28,385.70              340,628.40          5.5900         0.0100             0.0100               0.0010
    104      32,248.06              386,976.72          5.2140         0.0100             0.0100               0.0010
    106      27,239.50              326,874.00          5.5600         0.0100             0.0100               0.0010
    107      24,253.30              291,039.60          5.4400         0.0100             0.0100               0.0010
    109      23,615.35              283,384.20          5.5200         0.0100             0.0100               0.0010
    110                                                 5.6100         0.0100             0.0100               0.0010
    111      23,479.47              281,753.64          5.9200         0.0100             0.0100               0.0010
    112      21,786.24              261,434.88          5.4930         0.0100             0.0100               0.0010
    115      20,321.02              243,852.24          5.5200         0.0100             0.0100               0.0010
    116      20,784.54              249,414.48          5.7800         0.0100             0.0100               0.0010
    117      20,425.05              245,100.60          5.7500         0.0100             0.0100               0.0010
    118      19,813.36              237,760.32          5.4730         0.0100             0.0100               0.0010
    119      20,036.29              240,435.48          5.8400         0.0100             0.0100               0.0010
    120                                                 5.2700         0.0100             0.0100               0.0010
    124      17,601.46              211,217.52          5.5000         0.0100             0.0100               0.0010
    126      16,920.45              203,045.40          5.5920         0.0100             0.0100               0.0010
    128      15,705.05              188,460.60          5.7200         0.0100             0.0100               0.0010
    129      16,205.23              194,462.76          6.0100         0.0100             0.0100               0.0010
    132                                                 5.6100         0.0100             0.0100               0.0010
    133      14,327.55              171,930.60          5.9600         0.0100             0.0100               0.0010
    134      12,536.61              150,439.32          5.9600         0.0100             0.0100               0.0010
    136      11,608.01              139,296.12          5.7000         0.0100             0.0100               0.0010
    137      11,658.76              139,905.12          5.7400         0.0100             0.0100               0.0010
    138      11,379.98              136,559.76          5.6800         0.0100             0.0100               0.0010
    141      10,996.71              131,960.52          5.9200         0.0100             0.0100               0.0010
    144       9,684.44              116,213.28          5.5300         0.0100             0.0100               0.0010
    145      10,137.78              121,653.36          5.9500         0.0100             0.0100               0.0010
    148                                                 5.8600         0.0100             0.0100               0.0010
    149       7,775.05               93,300.60          5.0000         0.0100             0.0100               0.0010
    151       6,445.17               77,342.04          6.0000         0.0100             0.0100               0.0010
    152       6,901.84               82,822.08          6.1200         0.0100             0.0100               0.0010

                                        NET
            SUB SERVICIN    ADMIN.     MORTGAGE                                          MATURITY/    AMORT
   LOAN #     FEE RATE      FEE %       RATE %   ACCRUAL TYPE   TERM       REM. TERM     ARD DATE      TERM       REM. AMORT
   ------     --------      -----      ------    ------------   ----       ---------     --------      ----       ----------

      6                     0.021      5.3990     Actual/360      120         118         1/8/2016      360          360
      7                     0.021      5.8020     Actual/360      120         117        12/8/2015      360          357
    7.01
    7.02
    7.03
    7.04
    7.05
    7.06
    7.07
    7.08
    7.09
    7.10
    7.11
      8                     0.021      5.5680     Actual/360      120         119         2/8/2016      360          360
    8.01
    8.02
    8.03
    8.04
    8.05
    8.06
     10                     0.021      5.6390     Actual/360      120         117        12/8/2015      360          357
     11                     0.021      5.9490     Actual/360      120         117        12/8/2015      360          360
    11.01
    11.02
    11.03
    11.04
    11.05
    11.06
    11.07
     13                     0.021      5.6590     Actual/360      120         118         1/8/2016      360          360
    13.01
    13.02
     14                     0.021      5.9290     Actual/360      120         116        11/8/2015      360          360
     15                     0.021      5.6490     Actual/360      120         119         2/8/2016      360          360
     18                     0.021      5.2314     Actual/360       60          57        12/8/2010      300          297
     19                     0.021      5.2090     Actual/360      120         115        10/8/2015      360          360
     20                     0.021      5.7390     Actual/360       60          58         1/8/2011      336          336
    20.01
    20.02
    20.03
    20.04
     24                     0.021      5.6690     Actual/360      119         117        12/8/2015      360          360
    24.01
    24.02
     26                     0.021      5.7290     Actual/360      120         118         1/8/2016      360          360
    26.01
    26.02
    26.03
    26.04
     27                     0.021      5.6490     Actual/360      120         118         1/8/2016      360          358
    27.01
    27.02
     30                     0.021      5.4790     Actual/360      120         119         2/8/2016      360          360
     34                     0.021      5.7490     Actual/360      120         117        12/8/2015      360          360
     36                     0.021      5.6890     Actual/360      120         118         1/8/2016      360          360
     37                     0.021      5.9490     Actual/360       60          57        12/8/2010      360          360
     39                     0.021      5.4690     Actual/360      120         119         2/8/2016      300          299
     42                     0.021      5.3290     Actual/360      120         118         1/8/2016      360          358
    42.01
    42.02
    42.03
    42.04
     45                     0.021      5.6290     Actual/360      120         119         2/8/2016      360          360
     46                     0.021      5.6190     Actual/360      120         119         2/8/2016      360          360
     49                     0.021      5.8420     Actual/360      120         118         1/8/2016      360          358
     50                     0.021      5.4190     Actual/360      120         120         3/8/2016      360          360
     51                     0.021      5.5890     Actual/360      120         117        12/8/2015      360          360
     52                     0.021      5.2590     Actual/360      120         119         2/8/2016      360          360
     53                     0.021      5.8420     Actual/360      120         118         1/8/2016      360          358
     55                     0.021      5.5490     Actual/360      120         118         1/8/2016      360          360
     61                     0.021      5.6390     Actual/360      120         117        12/8/2015      360          357
     66                     0.021      5.7990     Actual/360      120         120         3/8/2016      360          360
     67                     0.021      5.5390     Actual/360      120         117        12/8/2015      360          357
     68        0.0700       0.081      5.6840     Actual/360      120         120         3/8/2016      300          300
     70                     0.021      5.3490     Actual/360      120         117        12/8/2015      360          357
     71                     0.021      5.9490     Actual/360      120         117        12/8/2015      360          360
     72                     0.021      5.5290     Actual/360      120         118         1/8/2016      360          360
     73                     0.021      5.2630     Actual/360      120         117        12/8/2015      360          357
     74                     0.021      5.2790     Actual/360      120         117        12/8/2015      360          360
     75                     0.021      5.4990     Actual/360      120         120         3/8/2016      360          360
     79                     0.021      5.3790     Actual/360      120         120         3/8/2016      360          360
     81                     0.021      5.6090     Actual/360      120         118         1/8/2016      360          358
     83                     0.021      5.6840     Actual/360      120         119         2/8/2016      360          360
     85                     0.021      5.3950     Actual/360      120         117        12/8/2015      360          360
     86                     0.021      5.9290     Actual/360       60          59         2/8/2011      360          359
     87                     0.021      5.2990     Actual/360      120         117        12/8/2015      360          357
     88                     0.021      5.7490     Actual/360      120         119         2/8/2016      360          360
     89                     0.021      5.5090     Actual/360      120         118         1/8/2016      360          360
     90                     0.021      5.7890     Actual/360      120         118         1/8/2016      360          358
     91                     0.021      6.0190     Actual/360       60          57        12/8/2010      360          357
     92                     0.021      5.6950     Actual/360      120         118         1/8/2016      360          360
     94                     0.021      5.8590     Actual/360      120         120         3/8/2016      360          360
     95                     0.021      5.9390     Actual/360      120         120         3/8/2016      360          360
    95.01
    95.02
     96                     0.021      5.2290     Actual/360      120         115        10/8/2015      360          355
     99                     0.021      5.6890     Actual/360      120         118         1/8/2016      360          360
     100                    0.021      5.1990     Actual/360      120         116        11/8/2015      360          356
     102                    0.021      5.5690     Actual/360      120         117        12/8/2015      360          357
     104                    0.021      5.1930     Actual/360      120         116        11/8/2015      240          236
     106                    0.021      5.5390     Actual/360      120         116        11/8/2015      300          296
     107                    0.021      5.4190     Actual/360      120         117        12/8/2015      360          360
     109       0.0600       0.081      5.4390     Actual/360       84          81        12/8/2012      360          360
     110                    0.021      5.5890     Actual/360      120         119         2/8/2016       0            0
     111                    0.021      5.8990     Actual/360      120         119         2/8/2016      360          359
     112                    0.021      5.4720     Actual/360      120         117        12/8/2015      360          357
     115                    0.021      5.4990     Actual/360      120         119         2/8/2016      396          395
     116                    0.021      5.7590     Actual/360      120         116        11/8/2015      360          360
     117                    0.021      5.7290     Actual/360      120         119         2/8/2016      360          360
     118                    0.021      5.4520     Actual/360      120         117        12/8/2015      360          357
     119                    0.021      5.8190     Actual/360      120         117        12/8/2015      360          360
     120                    0.021      5.2490     Actual/360      120         117        12/8/2015       0            0
     124                    0.021      5.4790     Actual/360      120         113         8/8/2015      360          353
     126                    0.021      5.5710     Actual/360      120         116        11/8/2015      360          356
     128                    0.021      5.6990     Actual/360      120         119         2/8/2016      360          360
     129                    0.021      5.9890     Actual/360      120         119         2/8/2016      360          359
     132                    0.021      5.5890     Actual/360      120         119         2/8/2016       0            0
     133                    0.021      5.9390     Actual/360      120         119         2/8/2016      360          359
     134                    0.021      5.9390     Actual/360      120         119         2/8/2016      360          359
     136                    0.021      5.6790     Actual/360      120         118         1/8/2016      360          358
     137                    0.021      5.7190     Actual/360      120         117        12/8/2015      360          357
     138                    0.021      5.6590     Actual/360      120         116        11/8/2015      360          356
     141                    0.021      5.8990     Actual/360      120         118         1/8/2016      360          358
     144                    0.021      5.5090     Actual/360      120         117        12/8/2015      360          360
     145                    0.021      5.9290     Actual/360      120         119         2/8/2016      360          359
     148                    0.021      5.8390     Actual/360      120         120         3/8/2016       0            0
     149                    0.021      4.9790     Actual/360      120         112         7/8/2015      300          292
     151                    0.021      5.9790     Actual/360      120         119         2/8/2016      360          359
     152                    0.021      6.0990     Actual/360      120         118         1/8/2016      264          262

   MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
   COUNTRYWIDE

                                                 ARD         ENVIRONMENTAL     CROSS    CROSS              DEFEASANCE     LETTER OF
   LOAN #    TITLE TYPE             ARD LOAN    STEP UP        INSURANCE     DEFAULTED  COLLATERALIZED     ALLOWED        CREDIT
   -------   ----------             --------    -------        ---------     ---------  --------------     -------        ------

      6      Fee                       No                          No           No      No                 No             No
      7      Fee/Leasehold             No                          No           No      No                 Yes            No
    7.01     Fee                                                   No
    7.02     Fee                                                   No
    7.03     Fee                                                   No
    7.04     Fee                                                   No
    7.05     Leasehold                                             No
    7.06     Fee                                                   No
    7.07     Fee                                                   No
    7.08     Fee                                                   No
    7.09     Fee/Leasehold                                         No
    7.10     Fee                                                   No
    7.11     Leasehold                                             No
      8      Fee                       No                          No           No      No                 Yes            No
    8.01     Fee                                                   No
    8.02     Fee                                                   No
    8.03     Fee                                                   No
    8.04     Fee                                                   No
    8.05     Fee                                                   No
    8.06     Fee                                                   No
     10      Fee                       No                          No           No      No                 No             No
     11      Fee                       No                          No           No      No                 Yes            No
    11.01    Fee                                                   No
    11.02    Fee                                                   No
    11.03    Fee                                                   No
    11.04    Fee                                                   No
    11.05    Fee                                                   No
    11.06    Fee                                                   No
    11.07    Fee                                                   No
     13      Fee                       No                          No           No      No                 No             No
    13.01    Fee                                                   No
    13.02    Fee                                                   No
     14      Fee                       No                          No           No      No                 No             No
     15      Fee                       No                          No           No      No                 No             No
     18      Fee                       No                          No           No      No                 No             No
     19      Fee                       No                          No           No      No                 No             No
     20      Fee                       No                          No           No      No                 Yes            Yes
    20.01    Fee                                                   No
    20.02    Fee                                                   No
    20.03    Fee                                                   No
    20.04    Fee                                                   No
     24      Fee                       No                          No           No      No                 Yes            No
    24.01    Fee                                                   No
    24.02    Fee                                                   No
     26      Fee                       No                          No           No      No                 Yes            No
    26.01    Fee                                                   No
    26.02    Fee                                                   No
    26.03    Fee                                                   No
    26.04    Fee                                                   No
     27      Fee                       No                          No           No      No                 Yes            No
    27.01    Fee                                                   No
    27.02    Fee                                                   No
     30      Fee                       No                          No           No      No                 Yes            No
     34      Fee                       No                          No           No      No                 No             No
     36      Fee                       No                          No           No      No                 No             No
     37      Fee                       No                          No           No      No                 No             No
     39      Fee                       No                          No           No      No                 No             No
     42      Fee                       No                          No           No      No                 Yes            No
    42.01    Fee                                                   No
    42.02    Fee                                                   No
    42.03    Fee                                                   No
    42.04    Fee                                                   No
     45      Fee                      Yes Greater of: (i) Initial  No           No      No                 No             No
                                          Interest Rate plus 2%
                                          or (ii) 10 yr Treasury
                                          Rate plus 3.18%

     46      Fee                       No                          No           No      No                 No             No
     49      Fee                       No                          No           No      No                 No             No
     50      Fee                       No                          No           No      No                 No             No
     51      Fee                       No                          No           No      No                 No             No
     52      Fee                       No                          No           No      No                 No             No
     53      Fee                       No                          No           No      No                 No             No
     55      Fee                       No                          No           No      No                 No             No
     61      Fee                       No                          No           No      No                 No             No
     66      Fee                       No                          No           No      No                 No             No
     67      Fee                       No                          No           No      No                 No             No
     68      Fee                       No                          No           No      No                 No             No
     70      Fee                       No                          No           No      No                 No             No
     71      Fee                       No                          No           No      No                 No             No
     72      Fee                       No                          No           No      No                 No             No
     73      Fee                       No                          No           No      No                 No             No
     74      Fee                       No                          No           No      No                 No             No
     75      Fee                       No                          No           No      No                 No             No
     79      Fee                       No                          No           No      No                 No             No
     81      Fee                       No                          No           No      No                 No             No
     83      Fee                       No                          No           No      No                 No             No
     85      Fee                       No                          No           No      No                 No             No
     86      Fee                       No                          No           No      No                 No             No
     87      Fee                       No                          No           No      No                 No             No
     88      Fee                       No                          No           No      No                 No             No
     89      Fee                       No                          No           No      No                 No             No
     90      Fee                       No                          No           No      No                 No             No
     91      Fee                      Yes Greater of: (i) Initial  No           No      No                 No             No
                                          Interest Rate plus 5%
                                          or (ii) 5 yr Treasury
                                          Rate plus 6.19%

     92      Fee                       No                          No           No      No                 No             No
     94      Fee                       No                          No           No      No                 No             No
     95      Fee                       No                          No           No      No                 No             No
    95.01    Fee                                                   No
    95.02    Fee                                                   No
     96      Fee                       No                          No           No      No                 No             No
     99      Fee                       No                          No           No      No                 No             No
     100     Fee                       No                          No           No      No                 No             No
     102     Fee                       No                          No           No      No                 No             No
     104     Fee                       No                          No           No      No                 No             Yes
     106     Fee                       No                          No           No      No                 No             No
     107     Fee                       No                          No           No      No                 No             No
     109     Fee                       No                          No           No      No                 No             No
     110     Fee                       No                          No           No      No                 No             No
     111     Fee                       No                          No           No      No                 No             No
     112     Fee                       No                          No           No      No                 No             No
     115     Fee                       No                          No           No      No                 No             No
     116     Fee                       No                          No           No      No                 No             No
     117     Fee                       No                          No           No      No                 No             No
     118     Fee/Leasehold             No                          No           No      No                 No             No
     119     Fee                       No                          No           No      No                 No             No
     120     Fee                       No                          No           No      No                 No             No
     124     Fee                       No                          No           No      No                 No             No
     126     Fee                       No                          No           No      No                 No             No
     128     Fee                       No                          No           No      No                 No             No
     129     Fee                       No                          No           No      No                 No             No
     132     Fee                       No                          No           No      No                 No             No
     133     Fee                       No                          No           No      No                 No             No
     134     Fee                       No                          No           No      No                 No             No
     136     Fee                       No                          No           No      No                 No             No
     137     Fee                       No                          No           No      No                 No             No
     138     Fee                       No                          No           No      No                 No             No
     141     Fee                       No                          No           No      No                 No             No
     144     Fee                       No                          No           No      No                 No             No
     145     Fee                       No                          No           No      No                 No             No
     148     Fee                       No                          No           No      No                 No             No
     149     Fee                       No                          No           No      No                 No             No
     151     Fee                       No                          No           No      No                 No             No
     152     Fee                       No                          No           No      No                 Yes            No

                                             UPFRONT         UPFRONT         UPFRONT        UPFRONT       UPFRONT         UPFRONT
           LOCKBOX IN       HOLDBACK       ENGINEERING        CAPEX          ENVIR.          TI/LC        RE TAX           INS.
   LOAN #  PLACE            AMOUNT         RESERVE ($)     RESERVE ($)     RESERVE ($)    RESERVE ($)   RESERVE ($)     RESERVE ($)
   ------  -----            ------         -----------     -----------    -------------   -----------   -----------     -----------

      6    No                                101,000                                                      259,524         198,918
      7    No                               2,328,260                                                     860,941         90,137
    7.01
    7.02
    7.03
    7.04
    7.05
    7.06
    7.07
    7.08
    7.09
    7.10
    7.11
      8    No                                                                                             556,911
    8.01
    8.02
    8.03
    8.04
    8.05
    8.06
     10    Yes                                                                                            340,025
     11    Yes                                                               10,000                       193,333         61,660
    11.01
    11.02
    11.03
    11.04
    11.05
    11.06
    11.07
     13    Yes                                               627,000                       3,325,000      78,690           7,199
    13.01
    13.02
     14    Yes                                                                                            688,478         64,535
     15    Yes                                              1,000,000                      2,120,000      95,563           7,240
     18    Yes                                              2,214,733                                     42,149          17,324
     19    No                                                                                             352,146          7,543
     20    Yes                                                                                            160,980          2,403
    20.01
    20.02
    20.03
    20.04
     24    Yes                                                                              200,000       24,734          44,278
    24.01
    24.02
     26    Yes                                                                                            115,536         31,461
    26.01
    26.02
    26.03
    26.04
     27    Yes
    27.01
    27.02
     30    No                                                                                              4,635          16,780
     34    Yes
     36    No                                                                                             46,445          30,178
     37    Yes                                              6,250,000                                     31,433          71,488
     39    No                                49,400
     42    No
    42.01
    42.02
    42.03
    42.04
     45    Yes                                                                              75,000        71,202          13,473
     46    No                                                                               300,000                        1,514
     49    Yes                                                                                            41,435
     50    No
     51    No                                                                                             107,500          6,449
     52    No                                                                                             50,327
     53    Yes                                                                                            44,640
     55    No
     61    No                                                                                             22,382          16,093
     66    No                                                                                             95,044
     67    No                                                                                             15,009
     68    No
     70    Yes                                                                1,250                        8,293          12,194
     71    Yes                                                                                             9,908          12,638
     72    No                                                                               125,000                        2,186
     73    No                                18,750                                                       13,703
     74    No                                                                               150,000        7,360
     75    No                                16,000                           4,328                       48,178
     79    No                                               1,000,000                                                     41,890
     81    No                                                                               90,000         7,919
     83    Yes                                                                                            20,778
     85    No                                 6,875                                         75,000        31,280
     86    Yes                                                                                            38,292           4,885
     87    No                                                                                             12,390
     88    No                                                                                              7,001            956
     89    No                                                                               200,000        7,895
     90    Yes                               14,474                                                        5,884           4,764
     91    Yes                                                                                            14,601           4,245
     92    No                                                90,000                         125,000                         803
     94    Yes                                                                                                            10,686
     95    No                                                103,665
    95.01
    95.02
     96    Yes                                                                                            17,515          18,815
     99    No                                 9,113                                                       18,548           2,637
     100   No                                                                                             12,538           9,414
     102   No                                                                                             110,000         26,449
     104   No                                                                                             50,298          26,664
     106   No
     107   No                                                                                             21,106           6,250
     109   Yes                                                                              50,000        36,122           3,350
     110   No                                                                                             12,508            923
     111   No                                35,625                                         100,000        5,863           1,133
     112   No                                                                                              6,510
     115   Yes
     116   No                                                                                             12,143
     117   No                                                                                                               386
     118   No                                18,750                                                       13,515
     119   No                                                                               100,000       14,802           1,282
     120   No                                  869                                                        19,266           9,183
     124   No                                247,260                                                      45,694           8,090
     126   No                                65,000           7,500                         150,000        4,720           8,535
     128   No                                                                  625          100,000       18,500           1,063
     129   No                                                                               25,000                          177
     132   No                                 4,375                                                        6,743            761
     133   No
     134   Yes
     136   No                                                                                             11,911           4,750
     137   No                                 7,516                                                        5,824           5,755
     138   No
     141   Yes
     144   No                                                                                             17,500            401
     145   No                                                                                              3,341            467
     148   No                                                                                             32,810           2,305
     149   No                                 6,563                                                        2,743           1,600
     151   No                                                                               50,000         3,293            727
     152   Yes                               11,250                                                       27,222            621

   MLCFC 2006-1:  MORTGAGE LOAN SCHEDULE
   COUNTRYWIDE

            UPFRONT       MONTHLY        MONTHLY         MONTHLY        MONTHLY         MONTHLY      MONTHLY      MONTHLY
             OTHER         CAPEX          CAPEX           TI/LC          TI/LC          RE TAX         INS.        OTHER      GRACE
   LOAN #  RESERVE ($)   RESERVE ($)  RESERVE CAP ($)   RESERVE ($)  RESERVE CAP ($)   RESERVE ($)  RESERVE ($)  RESERVE ($)  PERIOD
   ------ -----------   -----------  ---------------   -----------  ---------------   -----------  -----------   -----------  ------

     6                                                                                 55,847        49,730                     0
     7      28,565       16,938                          73,398                        98,121        10,015        9,522        0
   7.01
   7.02
   7.03
   7.04
   7.05
   7.06
   7.07
   7.08
   7.09
   7.10
   7.11
     8                                                                                 117,390                                  0
   8.01
   8.02
   8.03
   8.04
   8.05
   8.06
    10                    6,576                                                        85,006                                   0
    11    5,350,000       7,038                          33,959                        48,333        8,809                      0
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
    13    1,364,411                                      13,065                        39,345        7,199                      0
   13.01
   13.02
    14                    6,362                          22,809                        114,656       5,867        34,992        0
    15                    6,322                          25,288                        23,891        3,620                      0
    18                    5,665                          20,197                        21,074        8,662                      0
    19                    6,583         150,000                                        27,088        7,543                      0
    20                    4,019         144,687                                        36,587        2,403                      0
   20.01
   20.02
   20.03
   20.04
    24                    4,557                          13,672                        34,028        8,587                      0
   24.01
   24.02
    26                    3,461                                                        20,846        3,146                      0
   26.01
   26.02
   26.03
   26.04
    27                                                   6,861         411,650         45,526                                   0
   27.01
   27.02
    30                    3,334         50,000                                          2,318        8,390                      0
    34                     854                           7,259                         14,060        10,125                     0
    36                    2,083                                                        11,612        2,515                      0
    37                   28,000                                                        15,716        8,015                      0
    39                    3,891         233,452                                                                                 0
    42                                                                                                                          0
   42.01
   42.02
   42.03
   42.04
    45                    1,142                          5,000         275,000         25,000        2,245                      0
    46     529,030                                       7,750         300,000          8,960        1,514                      0
    49                   13,241                                                        11,745                                   0
    50    1,450,000                                                                                                             0
    51     750,000        1,019                                                        25,000         586                       0
    52                    1,063                                                         4,575        2,643                      0
    53                   13,510                                                        11,547                                   0
    55                                                                                 18,992                                   0
    61     267,600        1,249         44,964           6,243         224,736          7,461        1,463                      0
    66                     910          50,000                                         21,557                                   0
    67                                                                                  5,003         567                       0
    68    1,050,000                                                                                                             0
    70                    1,753                                                         8,293        2,032                      0
    71                     595                           3,345         120,420          4,954        1,053                      0
    72      80,394                                       2,633         125,000          3,885        1,093                      0
    73                    4,112                                                         4,570        3,958                      0
    74                                                   5,303         150,000          7,360        1,042                      0
    75     272,800        1,059                          1,589         57,198           9,836                                   0
    79                                                                                  5,564        3,491                      0
    81     150,000        1,080                                        90,000           3,960                                   0
    83                     469                                                          5,805         521                       0
    85                    4,222                          2,455         104,000          7,820         695                       0
    86                     350                           3,938         225,000          6,382        2,443                      0
    87                    3,000                                                         4,130        2,554                      0
    88     135,000         374                           2,665                          7,001         956                       0
    89                                                   2,528         200,000          3,947         733                       0
    90                    2,750                                                         5,884        4,764                      0
    91                     467                                                          7,301        1,415                      0
    92                                                   2,363         125,000          3,045         803                       0
    94                                                                                  5,705        1,527                      0
    95     500,000        1,959         84,600                                          5,110        1,770                      0
   95.01
   95.02
    96      40,000        3,453                          4,111         410,000          8,758        1,882                      0
    99                    2,427                                                         9,274        2,637                      0
    100                                                                                 6,269         941                       0
    102                    689                           3,443         123,933          5,417        3,778                      0
    104                   2,500         60,000                                         11,759        2,424                      0
    106                    210                           2,500         75,000                                                   0
    107                   1,096                                                         5,277        1,042                      0
    109                    516                                         200,000          5,216        1,675                      0
    110                                                                                 6,313         923                       0
    111                    372                           3,015         225,000          2,931         618                       0
    112                                                                                 2,170         197                       0
    115     50,000                                                                                                              0
    116    550,000        1,021                                                         2,024        1,021                      0
    117                    239                            597          21,509           3,099         192                       0
    118                    381                            950                           3,379        1,506                      0
    119                    331                           2,068         74,450           4,934         641                       0
    120                                                                                 3,712        1,020                      0
    124    300,000                                       2,000         350,000          5,712        1,011                      0
    126                                                                                 1,573         711                       0
    128                    263                                                          4,118         532                       0
    129                    267                           1,333         75,000           6,755         177                       0
    132                                                                                 4,440         761                       0
    133                    169                                                                                                  0
    134                    169                                                                                                  0
    136                                                                                 1,702         948                       0
    137                                                                                 2,912        1,151                      0
    138                    759                                                          2,856         416                       0
    141                    166                            553                                                                   0
    144                    667                            513                           1,250         401                       0
    145                                                                                 1,670         233                       0
    148                                                                                 4,102        1,152                      0
    149                   1,333                                                         2,743        1,180                      0
    151                    237                            833          80,000           1,647         364                       0
    152                    208                                                          2,269         311                       0